UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 22, 2005

World Air Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26582	20-2121036
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The HLH Building
101 World Drive
Peachtree City, Georgia 30269

(Address of Principal Executive Offices)

(770) 632-8000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

ITEM 8.01. Other Events.

     On March 22, 2005 and March 23, 2005, representatives of World Air Holdings, Inc., a Delaware corporation (the “Registrant”), met with potential investors in New York City, New York. The investor presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K (the “Form 8-K”). During the investor presentations, the participants raised several recurring questions relating to the business of the Registrant. A copy of those questions with the corresponding answers is attached as Exhibit 99.2 to this Form 8-K.

ITEM 9.01. Financial Statements and Exhibits.

          (c) Exhibits

Exhibit No.	Document
99.1	Investor Presentation of World Air Holdings, Inc.

99.2	Sample Questions and Answers Related to the Investor Presentation of World Air Holdings, Inc.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

World Air Holdings, Inc. (Registrant)
Date: April 1, 2005	By:	/s/ Gilberto M. Duarte, Jr.
		Name:	Gilberto M. Duarte, Jr.
		Title:	Chief Financial Officer